EXHIBIT 10.1
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                              TRANSACTION AGREEMENT

                                      among


                                  ONEOK, INC.,
                            an Oklahoma corporation,


                              WESTAR ENERGY, INC.,
                              a Kansas corporation,


                                       and

                            WESTAR INDUSTRIES, INC.,
                             a Delaware corporation





                           Dated as of January 9, 2003




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                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

                                    ARTICLE I

                                   DEFINITIONS

Section 1.1.  Certain Definitions..............................................1
Section 1.2.  Other Defined Terms..............................................3

                                   ARTICLE II

                          THE OFFERING; THE REPURCHASE

Section 2.1.  The Offering.....................................................5
Section 2.2.  The Repurchase...................................................5
Section 2.3.  Lock-Up..........................................................6
Section 2.4.  Waiver; Consent..................................................6

                                   ARTICLE III

              SHAREHOLDER AGREEMENT; REGISTRATION RIGHTS AGREEMENT;
                                  THE EXCHANGE

Section 3.1.  Effectiveness of Transaction Documents...........................6
Section 3.2.  The Exchange.....................................................7
Section 3.3.  The Closing......................................................7
Section 3.4.  Shelf Registration...............................................8

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

Section 4.1.  Representations and Warranties of the Company....................8
Section 4.2.  Representations and Warranties of the Parent and the
               Shareholder....................................................10

                                    ARTICLE V

                                    COVENANTS

Section 5.1.  Commercially Reasonable Efforts.................................11


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                                                                            ----

Section 5.2.  KCC Approval....................................................11

                                   ARTICLE VI

                  CONDITIONS TO THE REPURCHASE AND THE EXCHANGE

Section 6.1.  Conditions to Obligations of Each Party.........................12
Section 6.2.  Conditions to the Obligations of Parent and the Shareholder.....12
Section 6.3.  Conditions to the Obligations of the Company....................13

                                   ARTICLE VII

                                   TERMINATION

Section 7.1.  Termination.....................................................13
                                  ARTICLE VIII

                                  MISCELLANEOUS

Section 8.1.  Injunctive Relief...............................................14
Section 8.2.  Successors and Assigns..........................................14
Section 8.3.  Amendments; Waiver..............................................14
Section 8.4.  Notices.........................................................15
Section 8.5.  APPLICABLE LAW..................................................16
Section 8.6.  Headings........................................................16
Section 8.7.  Integration.....................................................17
Section 8.8.  Severability....................................................17
Section 8.9.  Consent to Jurisdiction.........................................17
Section 8.10. Counterparts....................................................17


Exhibit A     -   Form of Certificate of Designations
Exhibit B     -   Form of Amended and Restated Rights Agreement

                              TRANSACTION AGREEMENT

     TRANSACTION AGREEMENT, dated as of January 9, 2003 (this "Agreement" among ONEOK, Inc., an Oklahoma corporation (the "Company"), WESTAR ENERGY, Inc., a Kansas corporation ("Parent"), and WESTAR INDUSTRIES, Inc., a Delaware corporation and a wholly owned direct subsidiary of Parent (the "Shareholder").

                              W I T N E S S E T H:

     WHEREAS, the Company intends to make a public offering (the "Offering") of shares of the common stock, par value $0.01 per share, of the Company (the "Common Stock") and such other securities as the Company may offer (the "Other Securities");

     WHEREAS, the Company desires to use a portion of the proceeds of the Offering to repurchase (the "Repurchase") from the Shareholder a portion of the shares of the Series A Convertible Preferred Stock, par value $0.01 per share, of the Company (the "Series A Preferred Stock") and the Shareholder desires to sell such shares of the Series A Preferred Stock to the Company; and

     WHEREAS, the Company desires to modify the terms of the Series A Preferred Stock by exchanging (the "Exchange") shares of newly issued $0.925 Series D Non-Cumulative Convertible Preferred Stock, par value $0.01 per share, of the Company (the "Series D Preferred Stock") for the shares of the Series A Preferred Stock held by the Shareholder.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.1. Certain Definitions. As used herein, the following terms shall have the following meaning:

     "Business Day" shall mean any day, other than a Saturday, Sunday or a day on which banking institutions in Tulsa, Oklahoma and New York, New York are authorized or obligated by law or executive order to close.

     "Cash Equivalents" shall mean (i) marketable securities (A) issued or directly and unconditionally guaranteed as to interest and principal by the United States of America or (B) issued by any agency of the United States of America the obligations of which are backed by the full faith and credit of the United States of America, in each case maturing within one

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year after such date; (ii) marketable direct obligations issued by any state of the United States of America or the District of Columbia or any political subdivision or instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, a rating of at least A-1 from Standard & Poor's Ratings Group, a division of The McGraw Hill Corporation ("S&P") or at least P-1 from Moody's Investor Services, Inc. ("Moody's"); (iii) commercial paper maturing no more than one year from the date of creation thereof and having, at the time of acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody's; (iv) certificates of deposit, time deposits, eurodollar time deposits, overnight bank deposits or bankers' acceptances maturing within one year after such date and issued or accepted by, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that has combined capital and surplus and undivided profits of not less than $500,000,000; (v) fully collateralized repurchase agreements with a terms of not more than 30 days for securities described in clause (i) or (ii) above and entered into with any commercial bank satisfying the requirements of clause (iv) above; and (vi) shares of any money market mutual fund that (a) complies with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, (b) had net assets of not less than $500,000,000, and (c) has the highest rating obtainable from either S&P or Moody's.

     "Conversion Factor" shall be an amount equal to, at any time, the number of shares of Common Stock into which one share of Series A Preferred Stock is then convertible.

     "Gross Repurchase Amount" shall mean the sum of the Repurchase Amount and the Shareholder Allocated Expenses.

     "KCC" shall mean the Kansas Corporation Commission.

     "Law" shall mean any federal, state, local or foreign law, statute, ordinance, rule, regulation, judgment, injunction, order or decree.

     "Net Proceeds" shall mean the proceeds of the Offering after deducting the Offering Expenses.

     "NYSE" shall mean the New York Stock Exchange.

     "Offering Price" shall mean the per share offering price of the Common Stock in the Offering before deducting the Offering Expenses.

     "Offering Expenses" shall mean all fees, expenses, underwriting commissions and discounts, incurred or paid by the Company in connection with the Offering, including, without limitation, attorneys' and accountants' fees, filing fees and printing costs.


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     "OGCA" shall mean the Oklahoma General Corporation Act.

     "Prior Registration Rights Agreement" shall mean the Registration Rights Agreement, dated as of November 26, 1997, between WAI, Inc. and Western Resources, Inc.

     "Prior Shareholder Agreement" shall mean the Shareholder Agreement, dated as of November 26, 1997, between WAI, Inc. and Western Resources, Inc.

     "Repurchase Amount" shall be an amount equal to 50% of the Net Proceeds (or such greater percentage of the Net Proceeds as the Company may, in its sole discretion, determine), not to exceed $250,000,000.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "SEC" shall mean the United States Securities and Exchange Commission.

     "Shareholder Allocated Expenses" shall mean an amount equal to the Offering Expenses multiplied by a fraction, the numerator of which is the Repurchase Amount and the denominator of which is the Net Proceeds.

     "Shares" shall mean all the shares of Common Stock or Series D Preferred Stock held by the Shareholder upon consummation of the Exchange and all shares of Common Stock issued or issuable upon conversion of the Series D Preferred Stock held upon consummation of the Exchange by the Shareholder and all shares of Common Stock issued or issuable, directly or indirectly, with respect to such shares of Common Stock by way of stock dividend, stock split or combination of shares.

     "Termination Date" shall mean February 28, 2003 or such later date as may be mutually agreed upon by the parties hereto.

     "Transaction Documents" shall mean this Agreement, the Shareholder Agreement and the Registration Rights Agreement.

     Section 1.2. Other Defined Terms. The following terms shall have the meanings defined for such terms in the Sections set forth below

    Term                                                         Location
    ------                                                     ------------

    Agreement.................................................   Preamble
    Business Day..............................................   Section 1.1
    Cash Equivalents..........................................   Section 1.1
    Closing...................................................   Section 3.3
    Closing Date..............................................   Section 3.3



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    Term                                                         Location
    ------                                                     ------------

    Common Stock..............................................   Recitals
    Company...................................................   Preamble
    Conversion Factor.........................................   Section 1.1
    Exchange..................................................   Recitals
    Gross Repurchase Amount...................................   Section 1.1
    KCC.......................................................   Section 1.1
    Law.......................................................   Section 1.1
    Lock-Up Period............................................   Section 2.6
    Moody's...................................................   Section 1.1
    Net Proceeds..............................................   Section 1.1
    NYSE......................................................   Section 1.1
    Offering..................................................   Recitals
    Offering Expenses.........................................   Section 1.1
    Offering Price............................................   Section 1.1
    Offering Registration Statement...........................   Section 2.1
    OGCA......................................................   Section 1.1
    Other Securities..........................................   Recitals
    Parent....................................................   Preamble
    Prior Registration Rights Agreement.......................   Recitals
    Prior Shareholder Agreement...............................   Recitals
    Registration Rights Agreement.............................   Section 3.1
    Repurchase................................................   Recitals
    Repurchase Shares.........................................   Section 2.2
    Rights Plan...............................................   Section 3.2(c)
    S&P.......................................................   Section 1.1
    SEC.......................................................   Section 1.1
    Securities Act............................................   Section 1.1
    Series A Preferred Stock..................................   Recitals
    Series D Preferred Stock..................................   Recitals
    Shareholder...............................................   Preamble
    Shareholder Agreement.....................................   Section 3.1
    Shareholder Allocated Expenses............................   Section 1.1
    Shares....................................................   Section 1.1
    Shelf Registration........................................   Section 3.3(a)
    Shelf Registration Statement..............................   Section 3.3(a)
    Termination Date..........................................   Section 1.1
    Transaction Documents.....................................   Section 1.1


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                                   ARTICLE II

                          THE OFFERING; THE REPURCHASE

     Section 2.1. The Offering. (a) The Company has previously filed on December 20, 2002 with the SEC a registration statement (the "Offering Registration Statement") providing for the registration under the Securities Act of the sale of shares of Common Stock and Other Securities and shall use commercially reasonable efforts to have the Offering Registration Statement declared effective under the Securities Act as promptly as practicable after the date hereof.

     (b) Following the SEC declaring the Offering Registration Statement effective, the Company agrees use commercially reasonable efforts to effect the Offering prior to February 28, 2003 if permitted by capital market conditions, as may be determined by the Company in its sole discretion. The Company shall provide Parent and the Shareholder with as much prior notice as practicable of the commencement of the Offering.

     (c) In the event that the Offering is consummated prior to the satisfaction of the condition set forth in Section 6.1(a), the Company shall hold separate a portion of the Net Proceeds equal to the Repurchase Amount and invest those funds only in Cash Equivalents until the Closing or the termination of this Agreement.

     Section 2.2. The Repurchase. Upon and pursuant to the terms and subject to the conditions of this Agreement, at the Closing, the Company shall repurchase from the Shareholder, and the Shareholder shall sell to the Company, that number of shares of Series A Preferred Stock (the "Repurchase Shares") equal to the Gross Repurchase Amount divided by the product of the Offering Price and the then current Conversion Factor.

     Section 2.3. Lock-Up. The Shareholder agrees that from the date hereof until the later of (x) the Termination Date and (y) the expiration of the Lock-Up Period, it will not (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences or ownership of the Common Stock or any security convertible into or exercisable or exchangeable for Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, other than the sale of the Repurchase Shares as contemplated by this Agreement. The "Lock-Up Period" shall be the period that ends (i) 90 days after the Closing Date,


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in the event that the Repurchase Amount is less than $200,000,000, or (ii) 180 days after the Closing Date, in the event that the Repurchase Amount is equal to or greater than $200,000,000; provided, however, that there shall be no Lock-Up Period if the Offering is not consummated by the Termination Date.

     Section 2.4. Waiver; Consent. Parent and the Shareholder each waive any (x) rights to any Piggy-Back Registration (as defined in, and pursuant to, the Prior Registration Rights Agreement), (y) Dilutive Issuance Rights (as defined in, and pursuant to, the Prior Shareholder Agreement or (z) any similar rights they might have, in each case, with respect to the Offering Registration Statement and the Offering, so long as the Offering and the Repurchase are consummated on or prior to the Termination Date.

                                   ARTICLE III

              SHAREHOLDER AGREEMENT; REGISTRATION RIGHTS AGREEMENT;
                                  THE EXCHANGE

     Section 3.1. Effectiveness of Transaction Documents. Simultaneously herewith, the parties have each executed and delivered the Shareholder Agreement, dated as of the date hereof (the "Shareholder Agreement") and the Registration Rights Agreement, dated as of the date hereof (the "Registration Rights Agreement") a copy of each of which is attached hereto. Each of the Shareholder Agreement and the Registration Rights Agreement shall become effective in accordance with their terms immediately upon the consummation of the Repurchase and the Exchange.

     Section 3.2. The Exchange. Upon the terms and subject to the conditions set forth herein, on the Closing Date, the Company shall modify the terms of the Series A Preferred Stock by issuing to the Shareholder a number of shares of the Series D Preferred Stock equal to the then current Conversion Factor in exchange for each share of Series A Preferred Stock not repurchased in the Repurchase. The Series D Preferred Stock shall have the terms provided for in the form of Certificate of Designations attached hereto as Exhibit A.

     Section 3.3. The Closing. (a) The closing of the Repurchase and the Exchange (the "Closing") shall be conditioned upon each other, shall occur simultaneously and shall take place at the offices of Gable & Gotwals, 100 West Fifth Street, Suite 1000, Tulsa, Oklahoma, on the second Business Day following the satisfaction or waiver of all the conditions to the parties' obligation set forth in Article VI or at such place, time and date as the parties may agree (the "Closing Date").

     (b) At the Closing, the Company shall pay the Shareholder an amount in cash equal to the Repurchase Amount against delivery of certificates representing the Repurchase Shares, duly endorsed in blank for transfer or accompanied by duly executed stock powers assigning the Repurchase Shares in blank. Payment of the Repurchase Amount shall be in


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U.S. Dollars and shall be made on the Closing Date by wire transfer of immediately available funds to an account with JPMorganChase designated by the Shareholder in writing at least two days prior to the Closing Date.

     (c) At the Closing, the Company shall deliver to the Shareholder certificates representing newly issued shares of Series D Preferred Stock against delivery of certificates representing the shares of Series A Preferred Stock not repurchased in the Repurchase, duly endorsed in blank for transfer or accompanied by duly executed stock powers assigning such shares of Series A Preferred Stock in blank.

     (d) On the Closing Date, the Company will execute and deliver to the Rights Agent (as defined in the Rights Plan) the Amended and Restated Rights Plan in substantially the form attached hereto as Exhibit B (the "Rights Plan"). Each of Parent and Shareholder consent to the execution and delivery by the Company of the Rights Plan on the Closing Date.

     Section 3.4. Shelf Registration. (a) Within sixty (60) days following the Closing, the Company shall file a registration statement on Form S-3 (the "Shelf Registration Statement") providing for the registration (the "Shelf Registration") of the sale of the Shares and shall use commercially reasonable efforts to have the Shelf Registration Statement declared effective under the Securities Act as promptly as practicable after filing and shall use commercially reasonable efforts to maintain the effectiveness of the Shelf Registration Statement. The Shelf Registration shall be subject to the terms and conditions of the Registration Rights Agreement.

     (b) In connection with the Shelf Registration Statement, the Company agrees to use commercially reasonable efforts to cause the shares of the Series D Preferred Stock, if permitted by NYSE rules, and the shares of Common Stock issuable upon conversion the Series D Preferred Stock to be listed on the NYSE prior to any sale, transfer or conversion of the Series D Preferred Stock by the Shareholder.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     Section 4.1. Representations and Warranties of the Company. The Company represents and warrants to the Shareholder as of the date hereof as follows:

     (a) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Oklahoma and has all necessary corporate power and authority to enter into this Agreement and to carry out its obligations hereunder.


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     (b) This Agreement has been duly and validly authorized by the Company and all necessary and appropriate action has been taken by the Company to execute and deliver this Agreement and to perform its obligations hereunder.

     (c) This Agreement has been duly executed and delivered by the Company and assuming due authorization and valid execution and delivery by Parent and the Shareholder, this Agreement is a valid and binding obligation of the Company, enforceable in accordance with its terms.

     (d) Other than any consents that have already been obtained, no consent, waiver, approval, authorization, exemption, registration, license or declaration is required to be made or obtained by the Company in connection with the (i) execution, delivery or performance of this Agreement or (ii) the consummation of any of the transactions contemplated by this Agreement or the Transaction Documents.

     (e) The execution and delivery by the Company of this Agreement and the performance of its obligations hereunder does not and will not (i) conflict with, or result in the breach of any provision of the constitutive documents of the Company; (ii) result in any violation, breach, conflict, default or event of default (or an event which with notice, lapse of time, or both, would constitute a default or event of default), or give rise to any right of acceleration or termination or any additional payment obligation, under the terms of any material contract, agreement or permit to which the Company is a party or by which the Company's assets or operations are bound or affected; or (iii) violate, in any material respect, any Law applicable to the Company.

     (f) The shares of Series D Preferred Stock to be issued pursuant to this Agreement have been duly authorized for issuance, and such shares, when issued and delivered to the Shareholder, will be validly issued, fully paid and non-assessable.

     Section 4.2. Representations and Warranties of the Parent and the Shareholder. Each of Parent and the Shareholder represents and warrants to the Company as of the date hereof as follows:

     (a) Each of Parent and the Shareholder has been duly incorporated and is validly existing as a corporation in good standing under the laws of its state of incorporation and has all necessary corporate power and authority to enter into this Agreement and to carry out its obligations hereunder.

     (b) This Agreement has been duly and validly authorized by each of Parent and the Shareholder and all necessary and appropriate action has been taken by each of Parent and the Shareholder to execute and deliver this Agreement and to perform its obligations hereunder.


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     (c) This Agreement has been duly executed and delivered by each of Parent and the Shareholder and assuming due authorization and valid execution and delivery by the Company, this Agreement is a valid and binding obligation of each of Parent and the Shareholder, enforceable in accordance with its terms.

     (d) Other than the approval of the KCC with respect to the Repurchase, the Exchange and the Shareholder Agreement and any consents that have already been obtained, no consent, waiver, approval, authorization, exception, registration, license or declaration is required to be made or obtained by either Parent or the Shareholder in connection with (i) the execution, delivery or performance of this Agreement or (ii) the consummation of any of the transactions contemplated by this Agreement or the Transaction Documents.

     (e) The execution and delivery by Parent and the Shareholder of this Agreement and the performance of its obligations hereunder does not and will not
(i) conflict with, or result in the breach of any provision of the constitutive documents of either Parent or the Shareholder; (ii) result in any violation, breach, conflict, default or event of default (or an event which with notice, lapse of time, or both, would constitute a default or event of default), or give rise to any right of acceleration or termination or any additional payment obligation, under the terms of any material contract, agreement or permit to which either Parent or the Shareholder is a party or by which either Parent or the Shareholder's assets or operations are bound or affected; or (iii) violate, in any material respect, any Law applicable to either Parent or the Shareholder.

     (f) Upon consummation of the Repurchase, the Company will have valid and marketable title to the Repurchase Shares, free and clear of all title defects, security interests, liens or encumbrances of any nature whatsoever.

                                    ARTICLE V

                                    COVENANTS

     Section 5.1. Commercially Reasonable Efforts. Subject to the terms and conditions of this Agreement, the Company, Parent and the Shareholder will use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Law to consummate the transactions contemplated by this Agreement and the Transaction Documents.

     Section 5.2. KCC Approval. As promptly as practicable after the date hereof, Parent and the Shareholder shall prepare and submit to the KCC all necessary and appropriate filings and other submissions in connection with seeking KCC approval of the Re-




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purchase, the Exchange and the Shareholder Agreement and will (i) prosecute such filings or submissions with reasonable diligence and (ii) take all such further action as in the reasonable judgment of Parent and the Shareholder may facilitate a final order or orders of the KCC approving such transactions. The Company shall cooperate with Parent and the Shareholder to achieve the foregoing to the extent reasonably requested by Parent and the Shareholder, including assisting in the preparation of all filings or submissions that could in the reasonable opinion of the Company and Parent affect the likelihood of obtaining KCC approval of the Repurchase (including without limitation using commercially reasonable efforts to assist Parent in demonstrating that the Repurchase Amount reflects the fair market value of the Repurchase Shares), the Exchange and the Shareholder Agreement.

                                   ARTICLE VI

                  CONDITIONS TO THE REPURCHASE AND THE EXCHANGE

     Section 6.1. Conditions to Obligations of Each Party. The obligations of the Company, Parent and the Shareholder to consummate the Repurchase and the Exchange are subject to the satisfaction (or, to the extent permitted under Law, waiver by the relevant party in its sole discretion) of the following conditions:

     (a) the KCC shall have issued a decision (which decision has not been stayed or enjoined) that constitutes an unappealable order approving, exempting or otherwise authorizing the Repurchase, the Exchange and the Shareholder Agreement;

     (b) the Offering shall have been consummated and the Company shall have received the Net Proceeds; and

     (c) no provision of any applicable Law and no judgment, injunction, order or decree shall prohibit the consummation of the Repurchase or the Exchange.

     Section 6.2. Conditions to the Obligations of Parent and the Shareholder. The obligations of Parent and Shareholder to consummate the Repurchase and the Exchange are subject to the satisfaction (or, to the extent permitted under Law, waiver by Parent in its sole discretion) of the following further conditions:

     (a) The representations and warranties of the Company set forth in Section
4.1 shall be true and correct on the Closing Date; and

     (b) the Company shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Closing.

     Section 6.3. Conditions to the Obligations of the Company. The obligation of the Company to consummate the Repurchase and the Exchange is subject to the satisfaction


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(or, to the extent permitted under Law, waiver by the Company in its sole discretion) of the following further conditions:

     (a) the representations and warranties of Parent and the Shareholder set forth in Section 4.2 shall be true and correct on the Closing Date; and

     (b) each of Parent and the Shareholder shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Closing.

                                   ARTICLE VII

                                   TERMINATION

     Section 7.1. Termination. This Agreement may be terminated:


     (a) at any time by the mutual written agreement of the Company, Parent and the Shareholder; or

     (b) by the Company, on the one hand, or Parent or the Shareholder, on the other hand, if the Offering is not consummated by the Termination Date.

                                  ARTICLE VIII

                                  MISCELLANEOUS

     Section 8.1. Injunctive Relief. Each party hereto acknowledges that it would be impossible to determine the amount of damages that would result from any breach of any of the provisions of this Agreement and that the remedy at law for any breach, or threatened breach, of any of such provisions would likely be inadequate and, accordingly, agrees that each other party shall, in addition to any other rights or remedies which it may have, be entitled to seek such equitable and injunctive relief as may be available from any court of competent jurisdiction to compel specific performance of, or restrain any party from violating, any of such provisions. In connection with any action or proceeding for injunctive relief, each party hereto hereby waives the claim or defense that a remedy at law alone is adequate and agrees, to the maximum extent permitted by law, to have each provision of this Agreement specifically enforced against him or it, without the necessity of posting bond or other security against him or it, and consents to the entry of injunctive relief against him or it enjoining or restraining any breach or threatened breach of such provisions of this Agreement.

     Section 8.2. Successors and Assigns. This Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the Company, on the one hand, and by Parent and the Shareholder, on the other hand, and their respective successors and


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permitted assigns, and no such term or provision is for the benefit of, or intended to create any obligations to, any other Person.

     Section 8.3. Amendments; Waiver. (a) This Agreement may be amended only by an agreement in writing executed by the parties hereto.

     (b) Either party may waive in whole or in part any benefit or right provided to it under this Agreement, such waiver being effective only if contained in a writing executed by the waiving party. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon breach thereof shall constitute a waiver of any such breach or of any other covenant, duty, agreement or condition, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     Section 8.4. Notices. Except as otherwise provided in this Agreement, all notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, when delivered personally or by courier, three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested), or when received by facsimile transmission if promptly confirmed by one of the foregoing means, as follows:

                  If to the Company:

                  ONEOK, Inc.
                  100 W. Fifth Street
                  Tulsa, Oklahoma
                  Attention:  Chief Executive Officer
                  Fax: (918) 588-7961

                  with a copy to:

                  ONEOK, Inc.
                  100 W. Fifth Street
                  Tulsa, Oklahoma
                  Attention:  General Counsel
                  Fax: (918) 588-7971




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                  If to Parent:

                  Westar Energy, Inc.
                  818 Kansas Avenue
                  Topeka, Kansas 66612
                  Attention: President
                  Fax: (785) 575-8061

                  with a copy to:

                  Westar Energy, Inc.
                  818 Kansas Avenue
                  Topeka, Kansas 66612
                  Attention: Corporate Secretary
                  Fax: (785) 575-1936

                  If to the Shareholder:

                  Westar Industries, Inc.
                  818 Kansas Avenue
                  Topeka, Kansas 66612
                  Attention: President
                  Fax: (785) 575-8061

                  with a copy to:

                  Westar Industries, Inc.
                  818 Kansas Avenue
                  Topeka, Kansas 66612
                  Attention: Corporate Secretary
                  Fax: (785) 575-1936

or to such other address or facsimile number as either party may, from time to time, designate in a written notice given in a like manner.

     Section 8.5. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF OKLAHOMA WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

     Section 8.6. Headings. The descriptive headings of the several sections in this Agreement are for convenience only and do not constitute a part of this Agreement and shall not be deemed to limit or affect in any way the meaning or interpretation of this Agreement.

     Section 8.7. Integration. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to its subject matter other than those expressly set forth or referred to herein.

     Section 8.8. Severability. If any term or provision of this Agreement or any application thereof shall be declared or held invalid, illegal or unenforceable, in whole or in part, whether generally or in any particular jurisdiction, such provision shall be deemed amended to the extent, but only to the extent, necessary to cure such invalidity, illegality or unenforceability, and the validity, legality and enforceability of the remaining provisions, both generally and in every other jurisdiction, shall not in any way be affected or impaired thereby.

     Section 8.9. Consent to Jurisdiction. In connection with any suit, claim, action or proceeding arising out of this Agreement, Parent, the Shareholder and the Company each hereby consent to the in personam jurisdiction of the United States federal courts and state courts located in Tulsa, Oklahoma; the Shareholder and the Company each agree that service in the manner set forth in
Section 8.9 hereof shall be valid and sufficient for all purposes; and the Shareholder and the Company each agree to, and irrevocably waive any objection based on forum non conveniens or venue, appear in any United States federal court state court located in Tulsa, Oklahoma.

     Section 8.10. Counterparts. This Agreement may be executed by the parties hereto in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company, Parent and the Shareholder have caused this Agreement to be duly executed by their respective authorized officers as of the date set forth at the head of this Agreement.

                       ONEOK, INC.

                              /s/ David L. Kyle
                       By:
                              --------------------------------------------------
                              Name:     David L. Kyle
                              Title:    Chairman, President and Chief
                                        Executive Officer


                       WESTAR ENERGY, INC.

                              /s/ James S. Haines, Jr.
                       By:
                              --------------------------------------------------
                              Name:     James S. Haines, Jr.
                              Title:    President and Chief Executive Officer


                       WESTAR INDUSTRIES, INC.


                              /s/ James S. Haines, Jr.
                       By:
                              --------------------------------------------------
                              Name:     James S. Haines, Jr.
                              Title:    President



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